UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022 (March 21, 2022)

Karbon-X Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56002	82-2882342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

312 Doherty Drive, Quesnel, British Columbia, Canada	V2J 1B5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (778) 256-5730

Cocoluv, Inc., 1390 Main Street, Suite 20, San Francisco, CA 08204

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2022 Karbon-X Corp, formerly known as Cocoluv, Inc., a Nevada Corporation (“Karbon-X”) entered into a Reorganization and Stock Purchase Agreement (the “Reorganization Agreement”) to acquire 100% of the issued and outstanding equity of Karbon-X Project, Inc., a British Columbia company (“Karbon-X Project”). Effective March 21, 2022, the parties closed the Reorganization Agreement. As part of the transaction, the majority shareholder of Karbon-X delivered 64,897,000 shares of common stock to shareholders of Karbon-X Project and certain other designees.

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the Reorganization Agreement, effective on March 21, 2022, Karbon-X acquired 100% of the issued and outstanding equity of Karbon-X Project from the shareholders of Karbon-X Project. The business of Karbon-X Project is described in Item 8.01 Other Events, below.

Item 5.01 Changes in Control of Registrant

Pursuant to the Reorganization Agreement, the majority shareholder of Karbon-X delivered 64,897,000 shares of common stock, representing approximately 99% of the outstanding equity of Karbon-X to the previous shareholders of Karbon-X Project and other designees, resulting in a change of control of the Registrant.

Also as part of the transaction, the then director of Karbon-X Corp. elected Chad Clovis as Chief Executive Officer, President and Director, and Marita Dautel as Vice President and Director. The identity and percentage ownership of the controlling shareholders, officers and directors is set forth in Item 8.01 Other Events, below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End

Name Change

As part of the Reorganization Agreement, pursuant to an amendment filed with the Nevada Secretary of State on March 21, 2022 the name of the Company was changed from Cocoluv, Inc. to Karbon-X Corp.

Item 8.01 Other Events

As a result of the Reorganization Agreement, Karbon-X Corp. has altered its primary operation. The new primary business of the company is as follows:

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1. Business of the Company

Karbon-X Corp (or “Karbon-X” or “the Company”) is a public Nevada corporation that offers investors exposure to VERRA Certified carbon credits which are a key instrument used by both individuals and corporations to achieve their carbon neutral and net-zero carbon goals. The company is environmental and social governance (ESG) principled and focuses on partnering with high-quality projects and/or companies that generate or are actively involved in the voluntary carbon credit market.

The Company intends to invest capital into projects that have proven C02 reduction potential and that may not have been otherwise developed. The majority of these projects have significant social and economic benefits in addition to their carbon reduction or removal potential.

Karbon-X Corp is focused on customized transactional options for corporations to offset their carbon footprint and provides scalable access to the Verified Emissions Reduction markets. Karbon-X is changing the marketing framework of traditional carbon marketing by engaging with the public in order to fund multiple forms of technology based greenhouse gas reduction builds.

Carbon Credit Generation

Karbon-X Corp purchases verified carbon credits from numerous vendors and then resells to both industry and the general public. The Company has already begun funding projects in order to generate Karbon-X Corp carbon credits of its own. Once verified these projects will generate carbon credits that will be sold on its proprietary APP platform.

Recent Developments

Subsequent to March 31, 2022 and through June 1, 2022, Karbon-X Corp. completed a private placement pursuant to Rule 506(c) of the Securities Exchange Act of 1934, as amended. In that private placement the company sold 3,820,000 units at $0.25 per unit for total gross proceeds of $955,000. Each unit consisted of one share of common stock and one warrant to purchase a share of common stock for $0.75 per share for a period of two years.

In June 2022 the Company made two payments amounting to approximately $232,654 to a third-party app development company.

On April 26, 2022 the company signed a letter of intent with Silversmith Power and Light Company to explore the Silversmith Power and Light hydroelectric systems potential for generating carbon credits.

On May 6, 2022 the Company signed a lease agreement to rent office space for a one-year term beginning June 1, 2022 at a base rent of $1,627.50 per month.

On May 17, 2022 the company signed a letter of intent with Siviculture Systems Corp and 4Ever Forest Foundation of 512-55 Harbour Square Toronto ON to enter into a partnership.

On May 19, 2022 the company paid $70,000 to Silviculture Systems Corp to plant 20,000 trees in 2022.

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On June 22, 2022 the company signed a letter of intent with Heimdal Inc from Kailua-Kona, Hawaii to obtain 50% equity interest in all pending and/or future ocean-assisted carbon capture plants of Heimdal.

Historical Company Information

Karbon-X was incorporated in the State of Nevada on September 31, 2017 under the name Cocoluv, Inc. The articles provided for 200,000,000 authorized shares. At that time Reymund Guillermo was appointed as sole officer and director. On June 9, 2020 the Corporation filed a Certificate of Amendment with the State of Nevada effectuating a 50 for 1 forward stock split. On March 1, 2022, a change of control occurred when Mr. Guillermo resigned as director and all executive officer positions with the Company. Concurrent with Mr. Guillermo’s resignation, Mr. Chad Clovis was appointed as CEO, Director and President, and Ms. Marita Dautel was appointed as Vice President and Director.

On February 21, 2022 Karbon-X Corp, formerly known as Cocoluv, Inc., a Nevada Corporation (“Karbon-X”) entered into a Reorganization and Stock Purchase Agreement (the “Reorganization Agreement”) to acquire 100% of the issued and outstanding equity of Karbon-X Project, Inc., a British Columbia company (“Karbon-X Project”). Effective March 21, 2022, the parties closed the Reorganization Agreement. As part of the transaction, the majority shareholder of Karbon-X delivered 64,897,000 shares of common stock to shareholders of Karbon-X Project and certain other designees.

The Company’s principal office is located at 312 Doherty Drive, Quesnel, British Columbia, Canada V2J 1B5. Our telephone number is (844) 462-3637. The Company email is info@karbon-x.com.

Competition

Many of our competitors have greater resources that may enable them to compete more effectively than us in the carbon credit industry.

The industry in which we operate is subject to intense and increasing competition. Some of our competitors have a longer operating history and greater capital resources and facilities, which may enable them to compete more effectively in this market. We expect to face additional competition from existing licensees and new market entrants, who are not yet active in the industry. If a significant number of competitors develop, we may experience increased competition for market share and may experience downward pricing pressure on our products as new entrants increase production. Such competition may cause us to encounter difficulties in generating revenues and market share, and in positioning our products in the market. If we are unable to successfully compete with existing companies and new entrants to the market, our lack of competitive advantage will have a negative effect on our business and financial condition.

We have identified many of our key competitors including the following:

Indigo Carbon

As the name most recognized name in the farming community, Indigo Carbon has an impressive list of well known corporate buyers like The North Face, Blue Bottle Coffee, and JP Morgan Chase. While Indigo is touted as a leader in the emerging industry, it may not be the best option for all. Indigo carbon has a proprietary software platform that allows farmers to easily input data from enrolled fields. After enrolling, farmers have access to Indigo’s agronomists and support teams to help implement changes and answer questions. Farmers only get paid for adopting new practices (ie. cover cropping, no-till, reduced N fertilizer, etc.), so if a farmer has been cover cropping for years, they are unlikely to be eligible. Right now they only service specific states (Arkansas, Colorado, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Minnesota, Mississippi, Missouri, Nebraska, North Carolina, North Dakota, Ohio, Oklahoma, South Carolina, South Dakota, Tennessee, and Texas).

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Nori

Nori is a blockchain-enabled company whose sole mission is to be a leading carbon marketplace. Unique to the carbon-removal industry, they are powered by cryptocurrency. Through this pioneering approach, they hope to create efficient and transparent carbon removal transactions. Companies can purchase NORI tokens (whose price depends on the market price of a carbon removal credit at time of purchase). Once it has a NORI token, the company can exchange it for an NRT (or Nori Removal Token). Farmers create NRTs when they sequester 1 ton of CO2. That NRT translates into a NORI token which is priced at market value and can be sold.

TruCarbon by TruTerra

TruTerra is a subsidiary of Land O’Lakes – the world’s largest farmer owned cooperative. The current state of the program is only available to farmers with data from 2016-2020. They have a tool called Truterra Insights Engine that allows farmers to aggregate data from the past five years in a format best suited to enroll in a carbon program. Enrollment is contingent upon committing to a 20 year reporting period using the Truterra Insights Engine (carbon reporting contracts are similar to conservation easements, meaning that they can be transferred in the case of transfer of property).

Bayer Carbon Initiative

Bayer’s recently announced Carbon Initiative is still in its beginning phases with very little public detail. That said, they (like many of the other carbon credit companies on this list), will only pay farmers for adopting new cover crop or no-till/strip till practices. Bayer is a hugely influential food and agriculture company in its own right, so they have the resources and expertise to roll out a strong program after this pilot season.

Nutrien Ag

Nutrien’s core businesses are creating seeds, fertilizers, herbicides, and software to optimize farm performance. In November 2020 they announced their involvement in the carbon marketplace. Nutrien has a deep bench of agronomists on staff to provide guidance for newly enrolled farmers, so entering the market may have additional benefits for farmers looking for guidance on how best to sequester carbon. As a global retailer they have plenty of connections to influential companies who might be interested in purchasing carbon credits once the program is officially launched.

Carbon Streaming Corp

Under stream agreements, Carbon Streaming Corp. makes upfront and ongoing delivery payments to project developers for future carbon credits. This financing structure creates carbon credit projects that reduce emissions in a sustainable manner. Our streams and investments then provide us with a diversified portfolio of carbon credits with exposure to potential rising carbon prices.

Base Carbon

Base Carbon partners with corporations, sovereign entities, academic institutions and carbon reduction project developers to produce and commercialize verified carbon credits. Base Carbon differentiates itself through sourcing and underwriting and financing the maturation of nature and technology based carbon reduction credit projects. Base Carbon seeks to simplify the carbon credit economy and become a financier within the voluntary carbon markets.

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Climeworks

Climeworks develops, builds and operates direct air capture machines. Climeworks captures carbon dioxide directly from the air; removing CO₂ emissions. The air-captured carbon dioxide can either be recycled and used as a raw material, or completely removed from the air by safely storing it. Climework’s machines consist of modular CO₂ collectors that can be stacked to build machines of any size.

Sales

The Company’s two main revenue streams include industrial sales and subscription-based sales through a mobile APP.

Industrial Sales

Karbon-X Corp primarily operates in the voluntary carbon offset market. The Company sells carbon offsets to mining, forestry, civic earthworks, transportation and oil & gas servicing companies based on their total fossil fuel consumption for individual projects. This simple platform offers companies a way to reach their carbon neutrality goals while supporting C02 reducing projects for years to come.

When companies purchase carbon offsets from Karbon-X Corp directly to offset their fossil fuel consumption the credits are retired in the name of the customer which provides transparency.

Subscription Based Sales

The general public will be able purchase carbon offsets from a mobile APP that is subscription based, with multiple levels of investment for every budget. Each subscription will support C02 reducing projects such as direct air capture, green hydroelectric energy production, or reforestation and will reduce greenhouse gas emissions with provable, verifiable carbon credits.

Karbon-X Corp allows the general public to offset their greenhouse gas emissions from daily life with an subscriber-based APP which is shareable on social media.

Totally Covered	Exceptional Reduction	Doing Your Part

Permanently offset 400 kg of CO2 /month, 4800 kg of CO2/,year	Permanently offset 300kg of CO2 /month, 3600KG of CO2/ year.	Permanently offset 200kg of CO2 /month, 2400kg of CO2 /year

200 kg per year is 60 days of central heating in a home!	600kg per year is 1,460 miles/2,350km driving in a car!	360 kg per year is 13 month energy used for one light bulb!

$24.99/month	$19.99/month	$14.99/month

$249.99/year	$199.99/year	$149.99/Year

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Marketing

The Company has secured the services of a marketing firm to assist in defining the brand platform as well as to provide a strategic marketing plan to bring the APP to market. This development has been progressing according to the schedule outlined in the initial terms of service agreement and the visual identity is scheduled to be complete by the end of July 2022.

APP Development

The Company secured the services of an APP development company in February of 2022 to build the mobile APP and website which will be the Companies’ primary avenue to attract and retain customers through subscription based sales.

Employees

As of the date of this filing on Form 8-K, the Company has three employees. (See “Executive Compensation”). The Company believes that its relations with its employees are good.

Legal Proceedings

As of the date hereof the Company is not party to any material legal proceedings and is not aware of any material threatened litigation.

General

Karbon-X Corp (or “Karbon-X” or “the Company”) is a public Nevada corporation focused on customized transactional options, tailored insights, and scalable access to the Verified Emissions Reduction markets. Karbon-X is changing the marketing framework of traditional carbon marketing by engaging the public vs industry with multiple forms of technology based greenhouse gas reduction builds.

Karbon-X will allow the public to purchase carbon offsets from an APP that is subscription based, with multiple levels of investment for every budget. Each subscription will support clean energy projects such as solar or wind power, methane capture, or reforestation and will reduce greenhouse gas emissions with provable, verifiable carbon credits.

Subscription Application

The Karbon-X subscription app allows subscriber based sales allowing the general public to offset their greenhouse gas emissions from daily life in an easy, shareable on social media APP and to support clean energy

Totally Covered	Exceptional Reduction	Doing Your Part

Permanently offset 400 kg of CO2 /month, 4800 kg of CO2/,year	Permanently offset 300kg of CO2 /month, 3600KG of CO2/ year.	Permanently offset 200kg of CO2 /month, 2400kg of CO2 /year

200 kg per year is 60 days of central heating in a home!	600kg per year is 1,460 miles/2,350km driving in a car!	360 kg per year is 13 month energy used for one light bulb!

$24.99/month	$19.99/month	$14.99/month

$249.99/year	$199.99/year	$149.99/Year

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Marketing will be social based, business to consumer towards building the brand, contact-based influencer, project donation for exposure.

References in this section to “Karbon-X” or the “Company” also include references to the operations of our subsidiary Karbon-X Project, Inc. which occurred prior to closing of the reorganization agreement.

Recent Developments

Subsequent to March 31, 2022 and through June 1, 2022, Karbon-X Corp. completed a private placement pursuant to Rule 506(c) of the Securities Exchange Act of 1934, as amended. In that private placement the company sold 3,820,000 units at $0.25 per unit for total gross proceeds of $955,000. Each unit consisted of one share of common stock and one warrant to purchase a share of common stock for $0.75 per share for a period of two years.

Subsequent to March 31, 2022 and through the date that these financial statements were available to be issued, the Company made two payments amounting to approximately $232,654 to a third-party app development company.

On May 19, 2022, the company paid $70,000 to plant 20,000 trees in 2022.

On May 6, 2022, the Company signed a lease agreement to rent office space for a one-year term beginning June 1, 2022 at a base rent of $1,627.50 per month.

On June 22nd 2022 Karbon X Corp entered into an LOI with Heimdal to obtain 50% equity share in future plant development.

On April 26 2022 Karbon X Corp entered into an LOI with Silversmith Power and Light Company in order to:

May 16 2022, Forever Forever Forest LOI signed.

Historical Company Information

Karbon-X was incorporated in the State of Nevada on September 31, 2017 under the name Cocoluv, Inc. The articles provided for 200,000,000 authorized shares. At that time Reymund Guillermo was appointed as sole officer and director. On June 9, 2020 the Corporation filed a Certificate of Amendment with the State of Nevada effectuating a 50 for 1 forward stock split. On March 1, 2022, a change of control occurred when Mr. Guillermo resigned as director and all executive officer positions with the Company. Concurrent with Mr. Guillermo’s resignation, Mr. Chad Clovis was appointed as CEO, Director and President, and Ms. Marita Dautel was appointed as Vice President and Director.

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On February 21, 2022 Karbon-X Corp, formerly known as Cocoluv, Inc., a Nevada Corporation (“Karbon-X”) entered into a Reorganization and Stock Purchase Agreement (the “Reorganization Agreement”) to acquire 100% of the issued and outstanding equity of Karbon-X Project, Inc., a British Columbia company (“Karbon-X Project”). Effective March 21, 2022, the parties closed the Reorganization Agreement. As part of the transaction, the majority shareholder of Karbon-X delivered 64,897,000 shares of common stock to shareholders of Karbon-X Project and certain other designees.

The Company’s principal office is located at 312 Doherty Drive, Quesnel, British Columbia, Canada V2J 1B5. Our telephone number is (778) 256-5730. The Company email is info@karbon-x.com.

Risk Factors

The following “risk factors” contain important information about us and our business and should be read in their entirety. Additional risks and uncertainties not known to us or that we now believe to be not material could also impair our business. If any of the following risks actually occur, our business, results of operations and financial condition could suffer significantly. As a result, the market price of our common stock could decline and you could lose all of your investment. In this Section, the terms the “Company,” “we”, “our” and “us” refer to Karbon-X Corp. as well as its subsidiary Karbon-X Project, Inc.

Risks Related to Our Operations

We will incur losses and there is no guarantee that we will ever become profitable.

We are a newly formed company. There is no guarantee that we will ever become profitable. The costs for research, product development, along with marketing and selling expenses, and the general and administrative expenses, will be principal causes of our costs and/or potential losses. We may never become profitable and if we do not become profitable your investment could be harmed or lost completely.

We may need additional capital in the future in order to continue our operations.

We obtained approximately $955,000 in our recent private placements which we are using for development and operations. However, if in the future we do not turn profitable or generate cash from operations and additional capital is needed to support operations, economic and market conditions may make it difficult or impossible to raise additional funds through debt or equity financings. If funds are not sufficient to support operations, we may need to pursue a financing or reduce expenditures to meet our cash requirements. If we do obtain such financing, we cannot assure that the amount or the terms of such financing will be as attractive as we may desire, and your equity interest in the company may be diluted considerably. If we are unable to obtain such financing when needed, or if the amount of such financing is not sufficient, it may be necessary for us to take significant cost saving measures or generate funding in ways that may negatively affect our business in the future. To reduce expenses, we may be forced to make personnel reductions or curtail or discontinue development programs. To generate funds, it may be necessary to monetize future royalty streams, sell intellectual property, divest of technology platforms or liquidate assets. However, there is no assurance that, if required, we will be able to generate sufficient funds or reduce spending to provide the required liquidity. Long-term capital requirements will depend on numerous factors, including, but not limited to, the status of collaborative arrangements, the progress of research and development programs and the receipt of revenues from sales of products. Our ability to achieve and/or sustain profitable operations depends on a number of factors, many of which are beyond our control.

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We will launch our products in 2022 and as a company, we have limited sales and marketing experience.

We will launch marketing for our products in 2022, and although we have hired highly qualified personnel with specialized expertise, as a company, we have limited experience commercializing products on our own. In order to commercialize the app and our carbon credits business, we have to build our sales, marketing, distribution, managerial and other non-technical capabilities and make arrangements with third parties to perform these services when needed. We may have to hire sales representatives and district managers to fill sales territories. To the extent we are relying on third parties to commercialize our business, we may receive less revenues or incur more expenses than if we had commercialized the products ourselves. In addition, we may have limited control over the sales efforts of any third parties involved in our commercialization efforts. If we are unable to successfully implement our commercial plans and drive adoption by patients and physicians of our products through our sales, marketing and commercialization efforts, or if our partners fail to successfully commercialize our products, then we may not be able to generate sustainable revenues from product sales which will have a material adverse effect on our business and future product opportunities. Similarly, we may not be successful in establishing the necessary commercial infrastructure, including sales representatives, wholesale distributors, legal and regulatory affairs teams. The establishment and development of commercialization capabilities to market our products has been and will continue to be expensive and time-consuming. As we continue to develop these capabilities, we will have to compete with other companies to recruit, hire, train and retain sales and marketing personnel. If we have underestimated the necessary sales and marketing capabilities or have not established the necessary infrastructure to support successful commercialization, or if our efforts to do so take more time and expense than anticipated, our ability to market and sell our products may be adversely affected.

Commercialization of our products will require significant resources, and if we do not achieve the sales expected, we may lose the substantial investment made in our products.

We are continuing to make substantial expenditures commercializing our products. We are devoting substantial resources to building our research and development. We have and expect to continue to devote substantial resources to establish and maintain a marketing capability for our products. If we are unsuccessful in our commercialization efforts and do not achieve the sales levels of our products that we expect, we may be unable to recover the large investment we have made in research, development, and marketing efforts, and our business and financial condition could be materially adversely affected.

We will rely on third parties to perform many necessary services for our products, including services related to the distribution and invoicing.

We intend to retain and partner with third-party service providers to perform a variety of functions related to the sale and distribution of our products, key aspects of which are out of our direct control. If these third-party service providers fail to comply with applicable laws and regulations, fail to meet expected deadlines, or otherwise do not carry out their contractual duties to us, or encounter physical damage or natural disaster at their facilities, our ability to deliver product to meet commercial demand would be significantly impaired. In addition, we may utilize third parties to perform various other services for us relating to sample accountability and regulatory monitoring, including adverse event reporting, safety database management and other product maintenance services. If the quality or accuracy of the data maintained by these service providers is insufficient, our ability to continue to market our products could be jeopardized or we could be subject to regulatory sanctions. We do not currently have the internal capacity to perform these important commercial functions, and we may not be able to maintain commercial arrangements for these services on reasonable terms.

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The failure of any of our third-party distributors to market, distribute and sell our products as planned may result in us not meeting revenue and profit targets.

If one or more of these distributors fail to pursue the development or marketing of the products as planned, our revenues and profits may not reach expectations or may decline. The success of the marketing organizations of our partners, as well as the level of priority assigned to the marketing of the products by these entities, which may differ from our priorities, may determine the success of the product sales. Competition in this market could also force us to reduce the prices of our products below currently planned levels, which could adversely affect our revenues and future profitability.

If we cannot develop and market our products as rapidly or cost-effectively as our competitors, we may never be able to achieve profitable operations.

Our success depends, in part, upon maintaining a competitive position in the development of products. If we cannot maintain competitive products and technologies, our current and potential distribution partners may choose to adopt the products of our competitors. Our competitors may develop products that are more effective or are less costly than our products.

Some of our competitors have significantly greater financial resources and expertise in research and development, manufacturing, and marketing and distribution than we do.

Others may bring infringement claims against us, which could be time-consuming and expensive to defend.

Third parties may claim that the use or sale of our technologies infringe their patent rights. As with any litigation where claims may be asserted, we may have to seek licenses, defend infringement actions or challenge the validity of those patents in the patent office or the courts. If these are not resolved favorably, we may not be able to continue to develop and commercialize our product candidates. Even if we were able to obtain rights to a third party’s intellectual property, these rights may be non-exclusive, thereby giving our competitors potential access to the same intellectual property. If we are found liable for infringement or are not able to have these patents declared invalid or unenforceable, we may be liable for significant monetary damages, encounter significant delays in bringing products to market or be precluded from participating in the development, use or sale of products covered by patents of others. Any litigation could be costly and time-consuming and could divert the attention of our management and key personnel from our business operations. We may not have identified, or be able to identify in the future, U.S. or foreign patents that pose a risk of potential infringement claims. Ultimately, we may be unable to commercialize some of our product candidates as a result of patent infringement claims, which could potentially harm our business.

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Our business could be harmed if we fail to comply with regulatory requirements and, as a result, are subject to sanctions.

If we, or companies with whom we are developing technologies or products on our behalf, fail to comply with applicable regulatory requirements, the companies, and we, may be subject to sanctions, including the following:

•	warning letters;

•	fines;

•	injunctions;

•	total or partial suspension of production;

•	criminal prosecutions.

Risks Related to our Common Stock

Future conversions or exercises by holders of options could dilute our common stock.

Purchasers of our common stock will experience dilution of their investment upon exercise of the employee stock option and other stock options or issued common shares.

Sales of our common stock by our officers and directors may lower the market price of our common stock.

Our officers and directors shall beneficially own a significant aggregate of shares of our outstanding common stock. If our officers and directors, or other stockholders, sell a substantial amount of our common stock, it could cause the market price of our common stock to decrease.

We do not expect to pay dividends in the foreseeable future.

We intend to retain any earnings in the foreseeable future for our continued growth and, thus, do not expect to declare or pay any cash dividends in the foreseeable future.

Anti-takeover effects of certain certificate of incorporation and bylaw provisions could discourage, delay or prevent a change in control.

Our certificate of incorporation and bylaws could discourage, delay or prevent persons from acquiring or attempting to acquire us. Our certificate of incorporation authorizes our board of directors, without action of our stockholders, to designate and issue preferred stock in one or more series, with such rights, preferences and privileges as the board of directors shall determine. In addition, our bylaws grant our board of directors the authority to adopt, amend or repeal all or any of our bylaws, subject to the power of the stockholders to change or repeal the bylaws. In addition, our bylaws limit who may call meetings of our stockholders.

Dependence upon Management and Key Personnel

The Company is, and will be, heavily dependent on the skill, acumen and services of the management of the Company. The loss of the services of this individuals or any other key individuals, including specifically Chad Clovis, and certain others, for any substantial length of time would materially and adversely affect the Company’s results of operation and financial position. (See “Management”).

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2. Management’s Discussion and Analysis and Results of Operations

As a result of the Reorganization Agreement and the change in business and operations of the Company, a discussion of the past financial results of the Company, formally known as Cocoluv, Inc., is not pertinent, and, under generally accepted accounting principles in the United States the historical financial results of Karbon-X Project, the acquirer for accounting purposes, prior to the Reorganization Agreement are considered the historical financial results of the Company.

The following discussion highlights the Company’s results of operations and the principal factors that have affected its consolidated financial condition as well as its liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the Company’s consolidated financial condition and results of operations presented herein. The following discussion and analysis are based on Karbon-X’s audited and unaudited financial statements contained in this Current Report, which have been prepared in accordance with generally accepted accounting principles in the United States. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Forward-Looking Statements

The following Management’s Discussion and Analysis should be read in conjunction with our financial statements and the related notes thereto included elsewhere in this Report on Form 8-K. The Management’s Discussion and Analysis contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this Report on Form 8-K. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those specifically addressed under the heading “Risks Factors” in our various filings with the Securities and Exchange Commission. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Annual Report.

The following discussion highlights the Company’s results of operations and the principal factors that have affected its consolidated financial condition as well as its liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the Company’s consolidated financial condition and results of operations presented herein. The following discussion and analysis are based upon Karbon-X Corp’s unaudited financial statements contained in this Current Report on Form 10-Q, which have been prepared in accordance with generally accepted accounting principles in the United States. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Overview

Cocoluv Inc. was incorporated in the State of Nevada on September 13, 2017 and established a fiscal year end of May 31.

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On February 21, 2022, pursuant to the terms of a Share Exchange Agreement, the Company acquired all of the issued and outstanding shares of common stock of Karbon-X Project Inc. (“Karbon-X”), and Karbon-X became the wholly owned subsidiary of the Company in a reverse merger (the “Reverse Acquisition”). Pursuant to the Reverse Acquisition, all of the issued and outstanding shares of Karbon-X common stock were converted, at an exchange ratio of 20,000-for-1, into an aggregate of 20,000,000 shares of the Company’s common stock, resulting in Karbon-X becoming a wholly owned subsidiary of the Company and all debt owed to the related party of Cocoluv, Inc. was forgiven. The accompanying financial statements’ share information has been retroactively adjusted to reflect the exchange ratio in the Reverse Acquisition.

Karbon-X provides customized transactional options, tailored insights, and scalable access to the Verified Emissions Reduction markets.

Karbon-X changes the marketing framework of traditional carbon marketing by engaging the public vs industry with multiple forms of technology based greenhouse gas reduction builds. Karbon-X will allow the public to purchase carbon offsets from an APP that is subscription based, with multiple levels of investment for every budget. Each subscription will support clean energy projects such as solar or wind power, methane capture, or reforestation and will reduce greenhouse gas emissions with provable, verifiable carbon credits.

Effects of COVID-19

In March 2020, the World Health Organization declared COVID-19 a global pandemic. This contagious disease outbreak and the related adverse public health developments have adversely affected workforces, economies, and financial markets globally, leading to an economic downturn. Management has determined that there has been no significant impact to the Company’s operations, however management continues to monitor the situation.

Critical Accounting Policies

The unaudited consolidated financial statements include the accounts of the Company and its subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying audited and unaudited financial statements have been prepared in accordance with generally accepted accounting principles for financial information. Operating results for the nine-months ended February 28, 2022 are not necessarily indicative of the results that may be expected for the year ending May 31, 2022.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

15

Fair Value of Financial Instruments

The carrying amount of the Company’s financial assets and liabilities approximates their fair values due to their short-term maturities.

Earnings per Common Share

The basic loss per share is calculated by dividing the Company’s net loss available to common shareholders by the weighted average number of common shares during the year. The diluted loss per share is calculated by dividing the Company’s net loss available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. Diluted loss per share is the same as basic loss per share due to the lack of dilutive items in the Company. As of February 28, 2022, there were no common stock equivalents outstanding.

Reverse Acquisition

On February 21, 2022, pursuant to the terms of a Share Exchange Agreement, the Company acquired all of the issued and outstanding shares of common stock of Karbon-X Project Inc. (“Karbon-X”), and Karbon-X became the wholly owned subsidiary of the Company in a reverse merger (the “Reverse Acquisition”). Pursuant to the Reverse Acquisition, all of the issued and outstanding shares of Karbon-X common stock were converted, at an exchange ratio of 20,000-for-1, into an aggregate of 20,000,000 shares of the Company’s common stock, resulting in Karbon-X becoming a wholly owned subsidiary of the Company and all debt owed to the related party of Cocoluv, Inc. was forgiven. The accompanying financial statements’ share information has been retroactively adjusted to reflect the exchange ratio in the Reverse Acquisition.

Financial Condition and Results of Operations

To date the Company has generated no revenues from its business operations and has incurred operating losses since inception of $265. As of February 28, 2022, the Company has a working capital deficit of $125. The Company will require additional funding to meet its ongoing obligations and to fund anticipated operating losses. The ability of the Company to continue as a going concern is dependent on raising capital to fund its initial business plan and ultimately to attain profitable operations. Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern. The Company intends to continue to fund its business by way of private placements and advances from related parties as may be required. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

Results of Operations

Comparison of Unaudited Results for the Three Months Ended February 28, 2022 compared to the Three Months Ended February 28, 2021

Sales and Revenue

For the three-month periods ended February 28, 2022 and February 28, 2021 we had no revenue. We are just at the beginning of our operations which we expect to improve during the current fiscal year.

Operating Expenses

Operating expenses for the three-month period ended February 28, 2022 totaled $1,865 compared to $12,299 for the three month period ended February 28, 2021. Operating expenses for the three-month period ended February 28, 2022 were negligible. Operating expenses for the three-month period ended February 28, 2021 were office and general expenses.

16

Net Loss

Net loss from operations after income taxes was $1,865 during the three months ended February 28, 2022 compared to $12,299 during the three-month period ended February 28, 2021. Again this was as a result of office and general expenses in 2021.

Comparison of Unaudited Results for the Nine Months Ended February 28, 2022 compared to the Nine Months Ended February 28, 2021

Sales and Revenue

For the nine-month periods ended February 28, 2022 and February 28, 2021 we had no revenue. We are just at the beginning of our operations which we expect to improve during the current fiscal year.

Operating Expenses

Operating expenses for the nine-month period ended February 28, 2022 totaled $34,871 compared to $28,062 for the nine month period ended February 28, 2021. Operating expenses for the nine-month period ended February 28, 2022 is a result of an adjustment to reconcile net loss to net cash. Operating expenses for the nine-month period ended February 28, 2021 was a result of office and general expenses primarily consisting of professional fees.

Net Loss

Net loss from operations after income taxes was $34,781 during the nine months ended February 28, 2022 compared to $28,062 during the three-month period ended February 28, 2021. The loss for 2022 was as a result of an accounting adjustment and the loss for 2021 was office and general expenses.

Liquidity and Capital Resources

The following table sets forth the major components of our statements and consolidated statements of cash flows for the periods presented.

Three Months Ended February 28, 2022
Cash used in operating activities	$143
Cash from financing activities	$0
Cash from (used in) investing activities	$0
Change in cash during the period	$141
Effect of exchange rate change	$(2)
Cash, beginning of period	$0
Cash, end of period	$141

As of February 28, 2022, the Company had $141 in current assets.

To date, the Company has financed its operations through equity sales.

17

On March 7, 2022 the Company commenced a private placement pursuant to Rule 506(c) promulgated under Regulation D of the Securities Exchange Act of 1934, as amended. The private placement is ongoing. The private placement sought to raise $1,000,000 through the sale of Units at $0.25 per Unit, each consisting of one share of common stock and one warrant to purchase one share of common stock for two years at an exercise price of $0.50 per share. As of June 1, 2022 we have obtained $955,000 in gross proceeds from this offering.

Future Financing

In connection with its proposed business plan and possible acquisitions, in addition to the possible proceeds from this offering the Company will be required to complete substantial and significant additional capital formation. Such formation could be through additional equity offerings, debt, bank financings or a combination of any source of financing. There can be no assurance that the Company will be successful in completion of such financings.

Plan of Operations

As noted above, the continuation of our current plan of operations requires us to raise significant additional capital. If we are successful in raising capital through the sale of common shares, we believe that we will have sufficient cash resources to fund our plan of operations through 2022. If we are unable to do so, we may have to curtail and possibly cease some operations. We intend to use the net proceeds from the offering for research and development, operations, regulatory compliance, intellectual property, working capital and general corporate purposes.

We continually evaluate our plan of operations to determine the manner in which we can most effectively utilize our limited cash resources. The timing of completion of any aspect of our plan of operations is highly dependent upon the availability of cash to implement that aspect of the plan and other factors beyond our control. There is no assurance that we will successfully obtain the required capital or revenues, or, if obtained, that the amounts will be sufficient to fund our ongoing operations.

Capital Expenditures

As of February 28, 2022 we had no capital expenditures.

Commitments and Contractual Obligations

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide this information.

Off-balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Going Concern

To date the Company has generated no revenues from its business operations and has incurred operating losses since inception of $265. As of February 28, 2022, the Company has a working capital deficit of $125. The Company will require additional funding to meet its ongoing obligations and to fund anticipated operating losses. The ability of the Company to continue as a going concern is dependent on raising capital to fund its initial business plan and ultimately to attain profitable operations. Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern. The Company intends to continue to fund its business by way of private placements and advances from related parties as may be required. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

18

3. Financial Information

FORWARD LOOKING STATEMENTS: STATEMENTS ABOUT OUR FUTURE EXPECTATIONS ARE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF APPLICABLE FEDERAL SECURITIES LAWS, AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. WHEN USED HEREIN, THE WORDS “MAY,” “WILL,” “SHOULD,” “ANTICIPATE,” “BELIEVE,” “APPEAR,” “INTEND,” “PLAN,” “EXPECT,” “ESTIMATE,” “APPROXIMATE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INHERENT IN OUR BUSINESS, INCLUDING THOSE SET FORTH UNDER THE CAPTION “RISK FACTORS” IN THIS DISCLOSURE STATEMENT, AND ARE SUBJECT TO CHANGE AT ANY TIME. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENT.

Financial Statements

F-1

MICHAEL GILLESPIE & ASSOCIATES, PLLC

CERTIFIED PUBLIC ACCOUNTANTS

10544 ALTON AVE NE

SEATTLE, WA  98125

206.353.5736

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors & Audit Committee:

Karbon-X Project Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Karbon-X Project Inc. as of February 21, 2022 and the related statements of operations, changes in stockholders’ (deficit)/equity and cash flows for the period from February 11, 2022 (inception) through February 21, 2022 and the related notes (collectively referred to as “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of February 21, 2022 and the results of its operations and its cash flows for the period from February 11, 2022 (inception) through February 21, 2022, in conformity with accounting principles generally accepted in the United States of America.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audits of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Going Concern

As described further in Note 1 to the financial statements, the Company has not established a revenue source and expects to incur additional losses in the future.

We determined the Company’s ability to continue as a going concern is a critical audit matter due to the estimation and uncertainty regarding the Company’s future cash flows and the risk of bias in management’s judgments and assumptions in estimating these cash flows.

Our audit procedures related to the Company’s assertion on its ability to continue as a going concern included the following, among others:

We reviewed the Company’s working capital and liquidity ratios and forecasted revenue, operating expenses, and uses and sources of cash used in management’s assessment of whether the Company has sufficient liquidity to fund operations for at least one year from the financial statement issuance date. This testing included inquiries with management, comparison of prior period forecasts to actual results, consideration of positive and negative evidence impacting management’s forecasts, the Company’s financing arrangements in place as of the report date, market and industry factors and consideration of the Company’s relationships with its financing partners.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, although the Company has limited operations it has yet to attain profitability. This raises substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

F-2

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

/S/ MICHAEL GILLESPIE & ASSOCIATES, PLLC

We have served as the Company’s auditor since 2022.

Seattle, Washington

June 14, 2022

F-3

KARBON-X PROJECT INC.

Balance Sheet

As of February 21, 2021

(Audited)

February 21, 2022
ASSETS
Current assets
Cash and cash equivalents	$8
Total current assets	8

Total assets	$8

LIABILITES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$-
Total liabilities	-

Shareholders’ equity (deficit)
Common stock no par value Unlimited authorized Class B Common voting shares, no shares issued, or outstanding, as of February 21, 2022.	-
Common stock no par value Unlimited authorized Class A Common voting shares 1,000 shares issued, and outstanding, as of February 21, 2022.	8
Additional Paid-in capital	-
Accumulated deficit	-
Accumulated other comprehensive gain (loss)	-
Total shareholders’ equity (deficit)	8
Total liabilities and shareholders’ equity (deficit)	$8

The accompanying notes are an integral part of these financial statements

F-4

KARBON-X PROJECT INC.

Statements of Operations

From February 11, 2022, (inception) through February 21, 2022

(Audited)

Operations	$
Total revenue		-
Cost of revenue		-
Gross profit		-

Operating expenses		-

Loss from Operations		-

Other income (expenses)		-
Federal income tax expense		-
Net loss		-

Other comprehensive loss
Foreign currency translation gain (loss)		-
Total comprehensive loss		-

Earnings Per Share
Weighted average shares outstanding		1,000
Basic and fully diluted loss per share		$-

The accompanying notes are an integral part of these financial statements

F-5

KARBON-X PROJECT INC.

Statements of Changes in Shareholders’ Equity

From February 11, 2022, (inception) through February 21, 2022

(Audited)

From Inception to February 21, 2022

	Common Stock		Additional		Accumulated other
Description	Shares	Amount	Paid in Capital	Accumulated Deficit	Comprehensive gain (loss)	Total
Capital Contribution	1,000	$8	-	-	-	8
Net Income	-	-	-	-	-	-
Balance February 28, 2022	1,000	8	-	-	-	8

The accompanying notes are an integral part of these financial statements

F-6

KARBON-X PROJECT INC.

Statements of Cash Flow

From February 11, 2022, (inception) through February 21, 2022

(Audited)

Cash flows from operating activities
Net (loss) income	$-
Changes in operating assets and liabilities:
Accounts payable	-
Cash used in operating activities	-

Cash used in investing activities	-

Cash flows from financing activities
Capital contribution	8
Cash used in financing activities	8

Effect of translation changes on cash	-

Change in cash and cash equivalents	8
Cash, beginning of period	-
Cash, end of period	$8

Supplemental disclosures
Cash paid for interest	$-
Cash paid for income taxes	-

The accompanying notes are an integral part of these financial statements

F-7

KARBON-X PROJECT INC.

Notes to Financial Statements

From February 11, 2022, (inception) through February 21, 2022

(Audited)

Note 1 – Nature of Operations and Basis of Presentation

Karbon-X Project Inc. was incorporated in British Columbia on February 11, 2022 and established a fiscal year end of May 31.

Going concern

To date the Company has generated no revenues from its business operations.  As of February 28, 2022, the Company has a working capital of $8.  The Company will require additional funding to meet its ongoing obligations and to fund anticipated operating losses.  The ability of the Company to continue as a going concern is dependent on raising capital to fund its initial business plan and ultimately to attain profitable operations.  Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern.  The Company intends to continue to fund its business by way of private placements and advances from related parties as may be required. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

Basis of Presentation

The financial statements present the balance sheet, statements of operations, stockholders’ equity and cash flows of the Company. These financial statements are presented in the United States dollar and have been prepared in accordance with accounting principles generally accepted in the United States.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments

The carrying amount of the Company’s financial assets and liabilities approximates their fair values due to their short-term maturities.

Foreign Currency Translation

The functional currency of the Company is the Canadian Dollar (“CAD”). For financial statement purposes, the reporting currency is the United States Dollar (“USD”).

For financial reporting purposes, the financial statements are translated into the Company’s reporting currency, USD. Asset, liability and equity accounts are translated using the closing exchange rate in effect at the balance sheet date and income and expense accounts are translated using the average exchange rate prevailing during the reporting period.

F-8

Adjustments resulting from the translation, if any, are included in accumulated other comprehensive loss in stockholder’s equity (deficit).

Earnings per Common Share

The basic loss per share is calculated by dividing the Company’s net loss available to common shareholders by the weighted average number of common shares during the year. The diluted loss per share is calculated by dividing the Company’s net loss available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. Diluted loss per share is the same as basic loss per share due to the lack of dilutive items in the Company. As of February 21, 2022, there were no common stock equivalents outstanding.

Note 2 – Shareholders’ Equity

Class A Common Shares Voting Rights:

Each holder of Class A Common Voting Shares is entitled to 1 vote for each Class A Common Voting Share held at all meetings of Shareholders (and written actions in lieu of meetings), except meetings of other classes or series of shareholders. Each holder of Class A Common Voting Shares is entitled to receive notice of and to attend all meetings of Shareholders of the Corporation, except class meetings of other classes or series of shareholders.

In the event of any liquidation, dissolution, or winding-up of the Corporation, the holders of the Class A Common Voting Shares, subject to the rights of the holders of other classes of shares, are entitled to participate pro rata in the distribution of all remaining assets of the Corporation.

The holders of Class A Common Voting Shares are entitled, subject to the rights, restrictions, privileges and conditions attaching to any other class or series of shares of the Corporation, to receive a non-cumulative dividend if, as and when, and at any such rate, as declared by the Directors of the Corporation.  The Directors of the Corporation may declare dividends on the Class A Common Voting Shares to the exclusion of other classes of shares.

As of February 21, 2022, there are 1,000 class A common shares issued and outstanding.

Class B Common Shares Voting Rights:

Each holder of Class B Common Non-Voting Shares shall not be entitled to receive notice of, attend, or vote at meetings of the shareholders, except as otherwise specifically provided for by the terms of the Business Corporations Act, SBC 2002, c 57.

In the event of any liquidation, dissolution, or winding-up of the Corporation, the holders of the Class B Common Non-Voting Shares, subject to the rights of the holders of other classes of shares, are entitled to participate pro rata in the distribution of all remaining assets of the Corporation.

The holders of Class B Common Non-Voting Shares are entitled, subject to the rights, restrictions, privileges and conditions attaching to any other class or series of shares of the Corporation, to receive a non-cumulative dividend if, as and when, and at any such rate, as declared by the Directors of the Corporation. The Directors of the Corporation may declare dividends on the Class B Common Non-Voting Shares to the exclusion of other classes of shares.

As of February 21, 2022, there are no class B common shares issued or outstanding.

F-9

Note 3 – Subsequent Events

The night of February 21, 2022, a purchase agreement was executed between Karbon-X Project Inc. and Cocoluv, Inc. for all the issued and outstanding shares of common stock of Karbon-X Project Inc. in exchange for 20,000,000 shares of Cocoluv, Inc. common stock.

Subsequent to March 31, 2022 and through June 1, 2022, Karbon-X Corp. completed a private placement pursuant to Rule 506(c) of the Securities Exchange Act of 1934, as amended.  In that private placement the company sold 3,820,000 units at $0.25 per unit for total gross proceeds of $955,000.  Each unit consisted of share of common stock and warrant to purchase a share of common stock for $0.75 per share for a period of two years.  In connection with the private placement the Company paid $10,000 as a finder’s fee.

Subsequent to March 31, 2022 and through the date that these financial statements were available to be issued, the Company made two payments amounting to approximately $232,654 to a third-party app development company.

On May 19, 2022, the company paid $70,000 to plant 20,000 trees in 2022.

On May 6, 2022, the Company signed a lease agreement to rent office space for a one-year term beginning June 1, 2022 at a base rent of $1,627.50 per month.

Subsequent events have been evaluated through June 14, 2022, the date these financial statements were available to be released and noted no other events requiring disclosure.

F-10

Pro-Forma Consolidated Balance Sheet

(Unaudited)

February 28, 2022
ASSETS
Current assets
Cash and cash equivalents	$141
Sales tax receivable	-
Prepaid expenses and other current assets	-
Total current assets	141

Property and equipment	-
Capital Work in Progress	-
Total assets	$141

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$266
Due to related party- note payable	-
Total liabilities	266

Shareholders’ equity (deficit)
Common stock $0.001 par value, 200,000,000 shares authorized, 64,900,000 shares issued and outstanding as of February 28, 2022.	64,900
Additional Paid-in capital	(64,758)
Accumulated deficit	(265)
Accumulated other comprehensive gain (loss)	(2)
Total shareholders’ equity (deficit)	(125)
Total liabilities and shareholders’ equity (deficit)	$141

F-11

Pro-Forma Consolidated Statement of Operations

(Unaudited)

Nine Months Ended
February 28, 2022
Operations
Total revenue	-
Cost of revenue	-
Gross profit	-

Operating expenses	34,781

Loss from Operations	(34,781)

Other income (expenses)	-
Federal income tax expense	-
Net loss	(34,781)

Other comprehensive loss
Foreign currency translation gain (loss)	(2)
Total comprehensive loss	(34,783)

Earnings Per Share
Weighted average shares outstanding	64,900,000
Basic and fully diluted loss per share	$(0.00)

F-12

4. Properties

On May 6, 2022 the Company entered into a Commercial Lease Agreement with 459061 Ltd. to lease office space at 1410 Columbia Ave., Castlegar, British Columbia, Canada V1N 3K3. The lease provides for monthly payments of $1,627.50 and is for a term of one year with an option to renew for a second year.

5. Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth the number of shares of common stock beneficially owned by (i) those persons or groups known to beneficially own more than 5% of the Company’s common stock, (ii) each current director and executive officer of the Company, and (iii) all the current executive officers and directors as a group. The information is set forth as of the time immediately after closing the reorganization.

Pursuant to Rule 13d-3 under the Exchange Act, a beneficial owner of securities is a person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within 60 days through any means, including the exercise of any option, warrant or right or the conversion of a security. Any shares that are not outstanding that a person has the right to acquire are deemed to be outstanding for the purpose of calculating the percentage of beneficial ownership of such person, but are not deemed to be outstanding for the purpose of calculating the percentage of beneficial ownership of any other person.

After the acquisition of Karbon-X Project, the following table represents a list of the principal stockholders:

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership		Percentage of Stock

Common Stock	Chad Clovis, Chief Executive Officer, President and Director (1)	17,000,000		26.20%

Common Stock	Marita Dautel, Vice President and Director	2,000,000		3.0%
Common Stock	All officers and directors (2 persons)	19,000,00	0	29.3%

(1)    Consists of 17,000,000 shares held directly by Mr. Clovis and 2,000,000 shares held by Jennifer Clovis, who is the spouse of Mr. Clovis.

6. Directors and Executive Officers

The table below reflects the Company’s executive officers and directors. There is no agreement or understanding between the Company and each current or proposed director or executive officer pursuant to which he was selected as an officer or director. The address for each such officer and director is 312 Doherty Drive, Quesnel, British Columbia, Canada V2J 1B5.

Name	Intended Positions and Offices

Chad Clovis Marita Dautel	Chief Executive Officer, President and Director Vice President and Director

The Directors and Officers named above will serve until the next annual meeting of the stockholders or until their respective resignation or removal from office. Thereafter, Directors are anticipated to be elected for one-year terms at the annual stockholders’ meeting. Officers will hold their positions at the pleasure of the Board of Directors.

19

Chad Clovis, Chief Executive Officer, President and Director

Chad Clovis is the Chief Executive Officer of Karbon-X Corp. which he founded in 2022. Mr.Clovis has been the CEO of Chenn Holdings since 2013 performing business development and business expansion services for multiple businesses in the dirt works and oilfield transportation space. In 2014 he was the founder and Operations Manager of CCV Ltd a full-service oilfield trucking company which was successfully sold to Petrogas Logistics in 2016 where Mr.Clovis became the Manager of Northern Operations. After founding Karbon-X in early 2022 Mr.Clovis completed a reverse take over of Cocoluv, Inc., an OTC listed company, and raised substantial funds to operate the business through its growth period.

Chad Clovis is a professional operator with more then 80,000 hours operating various pieces of oilfield equipment including high pressure chemical pumpers, sour sealed tank units, high pressure water blast units and hydro vac units of various configurations. Mr. Clovis attended BCIT in 2011 to obtain the National Safety Officer designation, Leadership in Business Excellence designation and Janus Mentor Training designation which he graduated with honors.

Marita Dautel, Vice President and Director

Ms. Marita Dauel has worked in the financial and transportation industries as well as the provincial and municipal government since her graduation from business school in 2012. Ms. Dautel is a graduate of Krannert School of Management from Purdue University (MBA, 2012); and the European School of Business, Reutlingen University (B.Sc. International Business, Germany, 2011). While at Reutlingen, Ms. Dautel was a Model United Nations delegate in New York City, USA (2011) representing Cameroon. After completion of business school, Ms. Dautel joined Scotiabank as a Financial Advisor obtaining her Mutual Fund Dealers Association (MFDA) license to sell mutual funds in late 2013. She started working as an independent representative with Primerica Financial Services Ltd in fall of 2014 and obtained her license to sell Life Insurance in Canada which she was active in until May of 2021. She worked for a transportation company in Fort St. John for 2.5 years as the manager of finance until moving to Southern BC in early 2017 to work at Selkirk College in the finance department. In late 2017 she started working at City of Castlegar where she held various positions in both the finance as well as civic works departments. She is currently the Vice President of Karbon-X Project Inc, a position which she has been in since April 1st of 2022.

Involvement in Certain Legal Proceedings

No director, executive officer, promoter or control person of Karbon-X has, during the last ten years: (i) been convicted in or is currently subject to a pending a criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

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7. Executive Compensation.

Compensation Discussion and Analysis

Executive Officer and Director Compensation of the Company

Summary Compensation Table

The following table sets forth the total compensation paid to, or accrued by, the Named Executive Officers and any other employees earning over $100,000 per year from February 1, 2022 (date of inception) through February 28, 2022. No restricted stock awards, long-term incentive plan payout or other types of compensation were paid to these executive officers during that period. [to be completed from payroll records]

Name	Year	Fees Earned or paid in cash ($)	Stock awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
Chad Clovis	2022
Marita Dautel	2022	$	$-	$-	-	-	-	$

Employment Agreements

On February 17, 2022 the Company entered into an employment contract with Chad Clovis as President of Karbon-X Project. Pursuant to the contract Mr. Clovis is paid an annual salary of $66,000.

On April 1, 2022, the Company entered into an employment contract with Marita Dautel as Vice President of Karbon-X Project. Pursuant to the contract Ms. Dautel is paid an annual salary of $66,000.

Equity Compensation Plans

The Board may grant incentive bonuses to our executive officers and/or future executive officers in its sole discretion. Bonuses will be granted if the Board believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives. Other than our bonus plan we have no current equity compensation plans.

All compensation and stock option plans for executives and employees will be governed by the Compensation and Governance Committee.

Expense Reimbursement

We will reimburse our officers and directors for reasonable expenses incurred during the course of their performance.

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Retirement Plans and Benefits.

None.

Director Compensation

We do not have a standard compensation arrangement for directors. The Company intends to form a Compensation and Governance Committee to make such determinations, with approval by both the Board of Directors and the Audit Committee.

8. Certain Relationships and Related Transactions, and Director Independence.

None

Director Independence

The Company is not listed on any national exchange, or quoted on any inter-dealer quotation service, that imposes independence requirements on any committee of the Company’s directors, such as an audit, nominating or compensation committee. The Company currently does not have any independent directors on its Board.

9. Legal Proceedings.

The Company is currently not in legal proceedings and knows of none that are pending or threatened.

10. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Market Information

Our common stock is quoted in United States markets by OTC Markets Group, Inc., a privately owned company headquartered in New York City, under the symbol “CCLV.” There is no assurance that the common stock will continue to be traded on the OTC Markets or that any liquidity exists for our shareholders.

Market Price

As the reorganization closed on March 21, 2022 and does not reflect the current operations of the Company, historical market price information is not material to the operations of the Company.

As of February 28, 2022, the Company had 200,000,000 shares of common stock authorized with 64,900,000 shares issued and outstanding.

Penny Stock Regulations

Our common stock is quoted in United States markets by OTC Markets Group, Inc., a privately owned company headquartered in New York City, under the symbol “CCLV.” The sale price of our common stock has been less than $5.00 per share. As such, the Company’s common stock may be subject to provisions of Section 15(g) and Rule 15g-9 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), commonly referred to as the “penny stock rule.”

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Section 15(g) sets forth certain requirements for transactions in penny stocks, and Rule 15g-9(d) incorporates the definition of “penny stock” that is found in Rule 3a51-1 of the Exchange Act. The SEC generally defines “penny stock” to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. As long as the Company’s common stock is deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors.

Dividends

The Company has not issued any dividends on the common stock to date, and does not intend to issue any dividends on the common stock in the near future. We currently intend to use all profits to further the growth and development of the Company.

11. Recent Sales of Unregistered Securities

                    Subsequent to March 31, 2022 and through June 1, 2022, Karbon-X Corp. completed a private placement pursuant to Rule 506(c) of the Securities Exchange Act of 1934, as amended. In that private placement the company sold 3,820,000 units at $0.25 per unit for total gross proceeds of $955,000. Each unit consisted of one share of common stock and one warrant to purchase a share of common stock for $0.75 per share for a period of two years.

12. Description of Registrant’s Securities.

Common Stock

                    Our certificate of incorporation authorizes the issuance of up to 200,000,000 shares of common stock. As of February 28, 2022, there were 64,900,000 shares of our common stock outstanding. The holders of our common stock are entitled to one vote per share. Our certificate of incorporation does not provide for cumulative voting. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. However, the current policy of our board of directors is to retain earnings, if any, for our operation and expansion. Upon our liquidation, dissolution or winding-up, the holders of our common stock are entitled to share ratably in all of our assets which are legally available for distribution, after payment of or provision for all liabilities and the preferences of any then outstanding shares of preferred stock. The holders of our common stock have no preemptive, subscription, redemption or conversion rights. All issued and outstanding shares of our common stock are fully-paid and non-assessable.

Item 9.01. Financial Statements and Exhibits.

Financial Statements and Schedules.

The financial statements of Karbon-X Corp. are included herein above.

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Exhibits

The following Exhibits are included herein:

Exhibit No.	Description
10.1	Reorganization Agreement among Karbon-X Corp., Karbon-X Project and Reymund Guillermo dated as of February 21, 2022.
10.2	Employment Agreement dated February 17, 2022 between the Company and Chad Clovis
10.3	Employment Agreement dated February 17, 2022 between the Company and Marita Dautel
10.4	Commercial Lease Agreement dated May 6, 2022 between the Company and 459063 Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Karbon-X Corp.
(Registrant)

Dated: June 30, 2022	By:	/s/ Chad Clovis
Chief Executive Officer

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